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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


As independent Chartered Accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement ("Post-Effective Amendment") of our report dated June 4, 1999 included in Proteus International plc's Registration Statement on Form F-4 and to all references to our Firm included in this Post-Effective Amendment.


/s/ MAZARS NEVILLE RUSSELL
--------------------------
Birmingham, England
27 September 1999